UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 24, 2011

THE FRONTIER FUND

FRONTIER DIVERSIFIED SERIES;

FRONTIER MASTERS SERIES

(Exact Name of Registrant as Specified in Charter)

Delaware	000-51274	36-6815533
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o Equinox Fund Management, LLC

1775 Sherman Street, Suite 2500

Denver, Colorado 80203

(Address of Principal Executive Offices)

(303) 837-0600

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act.

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act.

☐	Pre-commencement communications pursuant to Rule 14d-2b under the Exchange Act.

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

Item 8.01.	Other Events.

As of February 24, 2011, Transtrend B.V. (“Transtrend”) has entered into an agreement (the “Trading Advisory Agreement”) with Equinox Fund Management, LLC (the “Managing Owner”) and Frontier Trading Company XXI, LLC (the “Trading Company”) pursuant to which assets of each of Frontier Masters Series and Frontier Diversified Series (each a “Series”) of The Frontier Fund may be allocated by the Managing Owner to the Trading Company, and Transtrend will make trading decisions with respect to the assets in accordance with its Diversified Trend Program — Enhanced Risk/USD (the “Program”) and in accordance with the provisions of the Trading Advisory Agreement. The aggregate assets allocated to the Trading Company from each Series will be less than 10% of the total assets of the relevant Series.

Previously, the Program was a “Major Reference Program” for each of the Series and for Balanced Series and Frontier Dynamic Series, meaning that the Series and Balanced Series and Frontier Dynamic Series had exposure to the Program through investments in swaps or other derivative instruments that reference a fund managed pursuant to the Program. The Program remains a “Major Reference Program” for Balanced Series and Frontier Dynamic Series, but commencing on or about March 1, 2011 all exposure to the Program for the Series will be through an allocation to the Trading Company.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

The following exhibit is filed as a part of this report:

Exhibit Number	Description

99.1	Trading Advisory Agreement dated February 24, 2011, among Transtrend B.V., Frontier Trading Company XXI, LLC and Equinox Fund Management, LLC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Frontier Fund
(Registrant)

Date: February 25, 2011

	By:	/s/ Robert J. Enck
Robert J. Enck
President and Chief Executive Officer of Equinox Fund Management, LLC, Managing Owner

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Frontier Diversified Series, a Series of The Frontier Fund
(Registrant)

Date: February 25, 2011	By:	/s/ Robert J. Enck
Robert J. Enck
President and Chief Executive Officer of Equinox Fund Management, LLC, the Managing Owner of Frontier Diversified Series, a Series of The Frontier Fund

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Frontier Masters Series,
a Series of The Frontier Fund
(Registrant)

	By:	/s/ Robert J. Enck
Date: February 25, 2011		Robert J. Enck
President and Chief Executive Officer of Equinox Fund Management, LLC, the Managing Owner of Frontier Masters Series, a Series of The Frontier Fund

INDEX TO EXHIBITS

Exhibit Number	Description

99.1	Trading Advisory Agreement dated February 24, 2011, among Transtrend B.V., Frontier Trading Company XXI, LLC and Equinox Fund Management, LLC.